GRANITESHARES ETF TRUST

GRANITESHARES FUND	TICKER SYMBOL
GRANITESHARES 2x SHORT TSLA Daily ETF	TSDD

SUPPLEMENT DATED DECEMBER 27, 2024

TO THE SUMMARY PRSPECTUSES, PROSPECTUS, AND SATEMENT OF ADDITIONAL INFORMATION (“SAI”)

dated OCTOBER 18, 2024

After the close of the markets on January 10, 2025 (the “Effective Date”), the Fund will effect a reverse split of its issued and outstanding shares as follows:

Fund Name	Ticker	Reverse Split Ratio	Approximate decrease in total number of outstanding shares
GraniteShares 2x Short TSLA Daily ETF	TSDD	1 for 20	95%

Effective after the close of markets on the Effective Date, the Fund’s CUSIP will change as noted in the table below:

Fund Name	Current CUSIP	New CUSIP
GraniteShares 2x Short TSLA Daily ETF	38747R 769	38747R 595

As a result of the reverse split, every twenty shares of the Fund will be exchanged for one share of the Fund. Accordingly, the total number of the issued and outstanding shares for the Fund will decrease by the approximate percentage indicated above. In addition, the per share net asset value (“NAV”) and next day’s opening market price will be approximately twenty-times higher for the Fund. Shares of the Fund will begin trading on the NASDAQ Stock Market. (the “NASDAQ”) on a split-adjusted basis on January 13, 2025.

The next day’s opening market value of the Fund’s issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse split. The table below illustrates the effect of a hypothetical one-for-twenty reverse split anticipated for the Fund:

1-for-20 Reverse Split

Period	# of Shares Owned	Hypothetical NAV	Total Market Value
Pre-Split	1,000	$1	$1,000
Post-Split	50	$20	$1,000

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of the reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of the Fund’s shares and maintains a record of the Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences of the Reverse Split

As a result of the reverse split, a shareholder of the Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NASDAQ. Thus, the Fund will redeem for cash a shareholder’s fractional shares at the Fund’s split-adjusted NAV as of the Effective Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize a gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, the reverse split will not result in a taxable transaction for holders of Fund shares. No transaction fee will be imposed on shareholders for such redemption.

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Investors Should Retain This Supplement for Future Reference